United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the Securities Exchange Act of 1934

February 6, 2015

(Date of Report)

Ceetop Inc.

(Exact name of registrant as specified in its charter)

Oregon	000-32629	98-0408707
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A2803, Lianhe Guangchang, 5022 Binhe Dadao, Futian District, Shenzhen, China	518026
(Address of principal executive offices)	(Zip Code)

(86-755) 3336-6628
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Resignation of Clement C. W. Chan & Co.

On February 6, 2015, Clement C. W. Chan & Co. tendered its resignation as Ceetop Inc.’s independent registered public accounting firm effective February 6, 2015. Clement C. W. Chan & Co’s decision to resign as the Company’s independent auditors followed the expiry of audit services Clement C. W. Chan & Co. provided to the Company as set out in the engagement letter dated December 14, 2013 and the Company’s decision to engage another independent auditing firm. The foregoing determination by the Company was made upon approval and recommendation of the Company’s Board of Directors. Clement C. W. Chan & Co.’s report on the Company’s financial statements for the years ended December 31, 2013 and 2012 respectively did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that the auditor’s report on the Company’s financial statements for the fiscal years ended December 31, 2013 and 2012 contained a going concern qualification, noting that there was uncertainty whether the Company was able to continue as a going concern as it depended on (1) whether the Company was able to obtain additional funds from its major shareholder and (2) whether the Company was able to obtain subsidies from the Government of Guiyang. During the Company’s two most recent fiscal years ended December 31, 2013, and the interim period through the effective date of Clement C. W. Chan & Co.’s resignation, (i) , there were no disagreements between the Company and Clement C. W. Chan & Co. on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedures, and there were no disagreements, if not resolved to the satisfaction of Clement C. W. Chan & Co., would have caused Clement C. W. Chan & Co. to make reference to the subject matter of the disagreement(s) in its reports on the Company’s consolidated financial statements for such year, and (ii) there were no reportable events as defined in Item 304(a) (1) (v) of Regulation S-K.

As of the date of this Current Report, the Company has provided Clement C. W. Chan & Co. with a copy of the disclosures it is making in response to this Item 4.01. The Company has requested that Clement C. W. Chan & Co. furnish, and did furnish a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to this Item 4.01 of this Current Report and, if not, stating the respects in which it does not agree (the “Clement Letter”). A copy of the Clement C. W. Chan & Co. Letter is filed as Exhibit 16.1 to this Current Report.

Engagement of MJF & Associates, APC

On February 6, 2015 the Company retained MJF & Associates, APC to serve as the Company’s principal independent accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2015	CEETOP INC.

/s/ Weiliang Liu
Weiliang Liu
President

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